SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
April 12, 2004
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.
288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)

02370
(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EARNINGS CALL

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report: Exhibit 99.1 Supplemental Information to Accompany April 12, 2004 Earnings Conference Call

Item 9. Regulation FD Disclosure. Attached as exhibit 99.1 hereto is supplemental information filed pursuant to Regulation FD in conjunction with Independent Bank Corp.’s April 12, 2004 earnings conference call.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: April 12, 2004	BY:	/s/ Denis K. Sheahan

DENIS K. SHEAHAN
CHIEF FINANCIAL OFFICER AND
TREASURER